SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 30, 2003
                        (Date of Earliest Event Reported)

                      JOHN HANCOCK FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number: 1-15607

           DELAWARE                                      04-3483032
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         Beginning in 2003, John Hancock Financial Services, Inc. ("John Hancock Financial") will report the operations of The Maritime Life Assurance Company ("Maritime Life"), the Canadian insurance operations of John Hancock Financial, as a separate operating segment. In its financial supplement expected to be made available to investors following the release of First Quarter 2003 earnings on May 1, 2003, John Hancock Financial will provide additional data on Maritime Life segment results, including operating income statement data for line of business groupings including Maritime Life's Retail Protection, Asset Gathering and Group Life and Health operations.

         Operating income is a measure comprised of elements of GAAP income that are available for shareholders; this measure is used by John Hancock Financial to evaluate financial performance of Maritime Life on a segment basis, and as a basis for management incentives. It differs from GAAP because it excludes net realized investment gains and losses and certain other items management believes are not indicative of ongoing operating trends.

     The attached schedule (Exhibit 99) presents historic data on segment operating income and net income for the periods of 2002 and 2001 for Maritime Life.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


         Exhibit No.                Item
         -----------                ----

         99 Maritime Life Historic Operating Performance by Segment, dated April 29, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     JOHN HANCOCK FINANCIAL SERVICES, INC.



Date:     April 30, 2003             By:   /s/ Thomas E. Moloney
                                           ----------------------------------
                                           Thomas E. Moloney
                                           Senior Executive Vice President and
                                           Chief Financial Officer

                                                                      Exhibit 99

  Maritime Life Historic Operating Performance by Segment, dated April 29, 2003.



Maritime Life
Historic Operating Performance by Segment
(Dollars in Millions)

                                                                                  2002                                      2001
                                                -------------------------------------------------------------------   --------------
                                                        Q4            Q3           Q2            Q1        Total            Total
-------------------------------------------------------------------------------------------------------------------   --------------
Total Maritime Life
REVENUES
       Premiums                                         174.0         170.9         171.7        164.7       681.3            618.4
       U/L and investment product fees                   52.9          49.6          47.6         43.2       193.3            160.9
       Net investment income                             78.7          78.9          79.8         75.6       313.0            282.1
       Realized investment gains                          -             -             -            -           -                -
       Inv mgt and other fees & commisions                6.6           5.4           4.0          5.6        21.6             19.6
       Other income                                       3.1           2.5           1.5          6.4        13.5             (4.5)
                                                    ---------------------------------------------------------------   --------------
                 Total revenues                         315.3         307.3         304.6        295.5     1,222.7          1,076.5
                                                    ---------------------------------------------------------------   --------------

BENEFITS & EXPENSES
       Policyholder benefits                            232.7         211.4         197.9        198.3       840.3            709.8

       Operating expense                                 52.4          50.8          50.6         48.4       202.2            178.9
       Commissions                                       27.8          27.1          31.0         33.0       118.9            125.2
       Deferral of policy acquisition costs             (14.6)        (34.1)        (14.0)       (19.2)      (81.9)           (59.9)
                                                    ---------------------------------------------------------------   --------------
        Other operating costs and expenses               65.6          43.8          67.6         62.2       239.2            244.2
       Amortization of deferred policy costs            (11.4)         11.0           9.6          8.3        17.5             43.9
       Policyholder dividends                             5.3           3.6           4.7          2.5        16.1             11.8
                                                    ---------------------------------------------------------------   --------------
                 Total benefits and expenses            292.2         269.8         279.8        271.3     1,113.1          1,009.7
                                                    ---------------------------------------------------------------   --------------

SEGMENT PRE-TAX OPERATING INCOME                         23.1          37.5          24.8         24.2       109.6             66.8

Tax on segment operating income                          10.6          13.0           8.6          8.4        40.6             18.9
       Effective tax rate (%)                           45.9%         34.7%         34.7%        34.7%       37.0%            28.3%
                                                    ---------------------------------------------------------------   --------------
SEGMENT NET OPERATING INCOME                             12.5          24.5          16.2         15.8        69.0             47.9
                                                    ---------------------------------------------------------------   --------------

                                                    ---------------------------------------------------------------   --------------
SEGMENT NET INCOME                                       16.2          23.3           2.8         17.6        59.9             42.7
                                                    ---------------------------------------------------------------   --------------



Maritime Life
Historic Operating Performance by Segment
(Dollars in Millions)

                                                                                  2002                                      2001
                                                -------------------------------------------------------------------   --------------
                                                        Q4            Q3           Q2            Q1        Total            Total
-------------------------------------------------------------------------------------------------------------------   --------------
Maritime Life (Retail Protection)
REVENUES
       Premiums                                         27.6          24.5         25.8          29.7      107.6              100.1
       U/L and investment product fees                  26.7          24.3         19.4          16.4       86.8               75.6
       Net investment income                            42.4          35.6         38.4          37.4      153.8              124.7
       Realized investment gains                         -             -            -             -          -                  -
       Inv mgt and other fees & commisions               -             -            -             -          -                  -
       Other income                                      0.1           0.2          0.1           3.0        3.4              (16.7)
                                                    ---------------------------------------------------------------   --------------
                 Total revenues                         96.8          84.6         83.7          86.5      351.6              283.7
                                                    ---------------------------------------------------------------   --------------

BENEFITS & EXPENSES
       Policyholder benefits                            74.6          42.5         41.4          42.8      201.3              127.5

       Operating expense                                 8.4          12.3         11.5          13.5       45.7               34.9
       Commissions                                      17.3          16.4         18.3          18.6       70.6               70.4
       Deferral of policy acquisition costs             (9.6)        (11.5)       (10.0)        (10.6)     (41.7)             (29.5)
                                                    ---------------------------------------------------------------   --------------
        Other operating costs and expenses              16.1          17.2         19.8          21.5       74.6               75.8
       Amortization of deferred policy costs           (10.8)          4.8          5.2           4.7        3.9               11.0
       Policyholder dividends                            5.2           3.7          4.7           2.5       16.1               11.8
                                                    ---------------------------------------------------------------   --------------
                 Total benefits and expenses            85.1          68.2         71.1          71.5      295.9              226.1
                                                    ---------------------------------------------------------------   --------------

SEGMENT PRE-TAX OPERATING INCOME                        11.7          16.4         12.6          15.0       55.7               57.6

Tax on segment operating income                          5.2           5.1          4.8           5.2       20.3               17.6
       Effective tax rate (%)                          44.4%         31.1%        38.1%         34.7%      36.4%              30.6%
                                                    ---------------------------------------------------------------   --------------
SEGMENT NET OPERATING INCOME                             6.5          11.3          7.8           9.8       35.4               40.0
                                                    ---------------------------------------------------------------   --------------

                                                    ---------------------------------------------------------------   --------------
SEGMENT NET INCOME                                       8.7           8.4           0.6         11.0       28.7               39.7
                                                    ---------------------------------------------------------------   --------------



Maritime Life
Historic Operating Performance by Segment
(Dollars in Millions)

                                                                                  2002                                      2001
                                                -------------------------------------------------------------------   --------------
                                                        Q4            Q3           Q2            Q1        Total            Total
-------------------------------------------------------------------------------------------------------------------   --------------
Maritime Life (Asset Gathering)
REVENUES
       Premiums                                          6.6           6.1          5.9           3.4       22.0               14.9
       U/L and investment product fees                  26.2          25.3         28.2          26.8      106.5               85.3
       Net investment income                            18.2          27.0         23.6          20.3       89.1               82.1
       Realized investment gains                         -             -            -             -          -                  -
       Inv mgt and other fees & commisions               -             -            -             -          -                  -
       Other income                                     (0.1)         (1.3)         0.7           0.8        0.1                4.5
                                                    ---------------------------------------------------------------   --------------
                 Total revenues                         50.9          57.1         58.4          51.3      217.7              186.8
                                                    ---------------------------------------------------------------   --------------

BENEFITS & EXPENSES
       Policyholder benefits                            32.3          41.1         33.4          30.8      137.6              106.1

       Operating expense                                12.6          10.3         11.2           8.8       42.9               29.4
       Commissions                                       7.1           7.6          9.1          11.6       35.4               38.4
       Deferral of policy acquisition costs             (5.0)        (22.7)        (4.0)         (8.5)     (40.2)             (30.4)
                                                    ---------------------------------------------------------------   --------------
        Other operating costs and expenses              14.7          (4.8)        16.3          11.9       38.1               37.4
       Amortization of deferred policy costs            (0.6)          6.2          4.4           3.6       13.6               32.9
       Policyholder dividends                            -             -            -             -          -                  -
                                                    ---------------------------------------------------------------   --------------
                 Total benefits and expenses            46.4          42.5         54.1          46.3      189.3              176.4
                                                    ---------------------------------------------------------------   --------------

SEGMENT PRE-TAX OPERATING INCOME                         4.5          14.6          4.3           5.0       28.4               10.4

Tax on segment operating income                          2.3           5.6          1.4           1.8       11.1                2.9
       Effective tax rate (%)                          51.1%         38.4%        32.6%         36.0%      39.1%              27.9%
                                                    ---------------------------------------------------------------   --------------
SEGMENT NET OPERATING INCOME                             2.2           9.0          2.9           3.2       17.3                7.5
                                                    ---------------------------------------------------------------   --------------

                                                    ---------------------------------------------------------------   --------------
SEGMENT NET INCOME                                       2.8          11.0          0.4           3.8       18.0                6.9
                                                    ---------------------------------------------------------------   --------------



Maritime Life
Historic Operating Performance by Segment
(Dollars in Millions)

                                                                                  2002                                      2001
                                                -------------------------------------------------------------------   --------------
                                                        Q4            Q3           Q2            Q1        Total            Total
-------------------------------------------------------------------------------------------------------------------   --------------
Maritime Life (Group Life & Health)
REVENUES
       Premiums                                         139.6         140.4         140.0        131.6       551.6            503.4
       U/L and investment product fees                    -             -             -            -           -                -
       Net investment income                             17.7          17.0          17.7         17.7        70.1             74.2
       Realized investment gains                          -             -             -            -           -                -
       Inv mgt and other fees & commisions                6.6           5.4           4.0          5.6        21.6             19.6
       Other income                                       0.4           0.2           0.1          0.2         0.9              2.1
                                                    ---------------------------------------------------------------   --------------
                 Total revenues                         164.3         163.0         161.8        155.1       644.2            599.3
                                                    ---------------------------------------------------------------   --------------

BENEFITS & EXPENSES
       Policyholder benefits                            125.8         127.9         122.9        124.8       501.4            475.1

       Operating expense                                 25.8          24.2          24.0         22.2        96.2             79.0
       Commissions                                        3.4           3.0           3.6          2.9        12.9             16.4
       Deferral of policy acquisition costs               -             -             -            -           -                -
                                                    ---------------------------------------------------------------   --------------
        Other operating costs and expenses               29.2          27.2          27.6         25.1       109.1             95.4
       Amortization of deferred policy costs              -             -             -            -           -                -
       Policyholder dividends                             -             -             -            -           -                -
                                                    ---------------------------------------------------------------   --------------
                 Total benefits and expenses            155.0         155.1         150.5        149.9       610.5            570.5
                                                    ---------------------------------------------------------------   --------------

SEGMENT PRE-TAX OPERATING INCOME                          9.3           7.9          11.3          5.2        33.7             28.8

Tax on segment operating income                           4.2           2.4           4.1          1.7        12.4              8.7
       Effective tax rate (%)                           45.2%         30.4%         36.3%        32.7%       36.8%            30.2%
                                                    ---------------------------------------------------------------   --------------
SEGMENT NET OPERATING INCOME                              5.1           5.5           7.2          3.5        21.3             20.1
                                                    ---------------------------------------------------------------   --------------

                                                    ---------------------------------------------------------------   --------------
SEGMENT NET INCOME                                        5.9           5.2           4.0          3.4        18.5             17.7
                                                    ---------------------------------------------------------------   --------------



Maritime Life
Historic Operating Performance by Segment
(Dollars in Millions)

                                                                                  2002                                      2001
                                                -------------------------------------------------------------------   --------------
                                                        Q4            Q3           Q2            Q1        Total            Total
-------------------------------------------------------------------------------------------------------------------   --------------
Maritime Life (Corporate & Other)
REVENUES
       Premiums                                          0.2          (0.1)         -             -          0.1                -
       U/L and investment product fees                   -             -            -             -          -                  -
       Net investment income                             0.4          (0.7)         0.1           0.2        -                  1.1
       Realized investment gains                         -             -            -             -          -                  -
       Inv mgt and other fees & commisions               -             -            -             -          -                  -
       Other income                                      2.7           3.4          0.6           2.4        9.1                5.6
                                                    ---------------------------------------------------------------   --------------
                 Total revenues                          3.3           2.6          0.7           2.6        9.2                6.7
                                                    ---------------------------------------------------------------   --------------

BENEFITS & EXPENSES
       Policyholder benefits                             -            (0.1)         0.2          (0.1)       -                  1.1

       Operating expense                                 5.6           4.0          3.9           3.9       17.4               35.6
       Commissions                                       -             0.1          -            (0.1)       -                  -
       Deferral of policy acquisition costs              -             0.1          -            (0.1)       -                  -
                                                    ---------------------------------------------------------------   --------------
        Other operating costs and expenses               5.6           4.2          3.9           3.7       17.4               35.6
       Amortization of deferred policy costs             -             -            -             -          -                  -
       Policyholder dividends                            0.1          (0.1)         -             -          -                  -
                                                    ---------------------------------------------------------------   --------------
                 Total benefits and expenses             5.7           4.0          4.1           3.6       17.4               36.7
                                                    ---------------------------------------------------------------   --------------

SEGMENT PRE-TAX OPERATING INCOME                        (2.4)         (1.4)        (3.4)         (1.0)      (8.2)             (30.0)

Tax on segment operating income                         (1.1)         (0.1)        (1.7)         (0.3)      (3.2)             (10.3)
       Effective tax rate (%)                          45.8%          7.1%        50.0%         30.0%      39.0%              34.3%
                                                    ---------------------------------------------------------------   --------------
SEGMENT NET OPERATING INCOME                            (1.3)          (1.3)       (1.7)          (0.7)     (5.0)             (19.7)
                                                    ---------------------------------------------------------------   --------------

                                                    ---------------------------------------------------------------   --------------
SEGMENT NET INCOME                                      (1.2)          (1.3)       (2.2)          (0.6)     (5.3)             (21.6)
                                                    ---------------------------------------------------------------   --------------